Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE – BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended November 30, 2010

Accounting Method:	☒ Accrual Basis	☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court.
Required Document:	Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No

Please answer the questions below:

1. Is the business still operating?	X	(2)	_____

2. Were any assets (other than inventory) sold this month?	_____		X

3. Were all employees timely paid this month?	X		_____

4. Are all insurance policies and operating licenses current and in effect?	X	(3)	_____

5. Did you open any new bank accounts this month?	_____		X

6. Did you deposit all receipts into your DIP account this month?	X		_____

7. Have all taxes been timely paid (payroll, sales, etc.)?	X		_____

8. Are you current on U.S. Trustee quarterly fees payments?	X		_____

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	December 20, 2010	Print Name:	Joel I. Sher

		Signature:	/s/ Joel I. Sher

		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	The Chapter 11 Trustee is in the process of winding-up all operations.
(3)	TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period:     11/1/2010     to     11/30/2010

CASH FLOW SUMMARY	Current Month		Accumulated

Beginning Cash Balance	$113,108,693	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	472,869		25,721,941
Sale of Assets	—		80,041,433
Loans/advances	—		18,364,080
Other	—		21,873,472

Total Cash Receipts	$472,869		$146,000,926

3. Cash Disbursements
Operations	135,279		17,280,818
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	920,195		14,516,987
Other			18,525,000

Total Cash Disbursements	$1,055,474		$50,322,805

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	(582,605)		95,678,121

5. Ending Cash Balance (to Form 2-C)	$112,526,088	(3)	$112,526,088	(3)

CASH BALANCE SUMMARY Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance

xxxxxxx2822	New Mexico Bank & Trust	$12,209,594	—	$3,214	$12,206,380

xxxxxxx0805	J.P. Morgan	—	—	—	—

xxxxxxx1807	New Mexico Bank & Trust	5,520	—	—	5,520

xxxxxxx2954	New Mexico Bank & Trust	14,058	—	650	13,408

xxxxxxx2989	New Mexico Bank & Trust	5,712	—	—	5,712

xxxxxxx5856	New Mexico Bank & Trust	446,393	—	—	446,393

xxxxxxx2842	New Mexico Bank & Trust	3,982,667	—	—	3,982,667

xxxxxxx9638	The Bank of New York Mellon	1,002	—		1,002

xxxxxxx9639	The Bank of New York Mellon	—	—	—	—

xxxxxxx0989	Bank of America	95,865,007	—	—	95,865,007

		$112,529,952	$—	$3,862	$112,526,088	(3)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Current Month, Accumulated, and Book cash balances are the same.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     11/1/2010     to     11/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

11/2/2010	WIRE	Level 1 Loans, Inc.	Professional services	$17,500
11/2/2010	WIRE	New Mexico Bank & Trust	Wire Fee	25
11/4/2010	WIRE	KPMG LLP	Professional services	33,429
11/4/2010	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	38,858
11/4/2010	WIRE	New Mexico Bank & Trust	Wire Fee	150
11/4/2010	WIRE	Tydings & Rosenberg LLP	Professional services	12,810
11/4/2010	WIRE	Goldin Associates, LLC	Professional services	183,120
11/4/2010	WIRE	J.H. Cohn LLP	Professional services	891
11/4/2010	WIRE	Shapiro Sher Guinot & Sandler	Professional services	217,289
11/10/2010	WIRE	ADP Inc.	Payroll - Direct deposits	29,193
11/10/2010	WIRE	New Mexico Bank & Trust	Wire Fee	25
11/12/2010	WIRE	ADP, Inc.	Payroll taxes	12,636
11/12/2010	WIRE	New Mexico Bank & Trust	Wire Fee	25
11/18/2010	7240	Iron Mountain Information Management	Document Storage	1,381
11/18/2010	7241	LuciData, Inc.	Contract Services	1,500
11/18/2010	7242	Symantec SMB Renewals	AntiVirus Protection	3,845
11/18/2010	7243	Thornburg Investment Management	Postage	26
11/18/2010	7244	Bravo Technical Resources	Contract Services	7,154
11/18/2010	7245	RR Donnelley Receivables, Inc	EDGAR Filings	3,320
11/18/2010	7246	Len’s Computer Supplies	Info Services	7,350
11/18/2010	7247	Contract Employee	Contract Services	1,300
11/18/2010	7248	AT&T TeleConferenceServices	TeleConference Service	19
11/18/2010	7249	Epiq Bankruptcy Solutions, LLC	Professional services	8,909
11/18/2010	7250	Microsoft Services	Technical Support	1,289
11/18/2010	7251	Comware	Hardware	2,736
11/18/2010	7252	TMST Employee	Expense reimbursement	255
11/18/2010	7253	Hotel Santa Fe	Contract Services	1,820
11/18/2010	7254	FedEX	Shipping	783
11/26/2010	WIRE	ADP Inc.	Payroll - Direct deposits	27,606
11/29/2010	WIRE	ADP, Inc.	Payroll taxes	11,444
11/29/2010	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	9,904
11/29/2010	WIRE	Tydings & Rosenberg LLP	Professional services	6,657
11/29/2010	WIRE	Goldin Associates, LLC	Professional services	196,763
11/29/2010	WIRE	Shapiro Sher Guinot & Sandler	Professional services	211,566

			Total Cash Disbursements	$1,051,578	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     11/1/2010     to     11/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

11/2/2010	Cenlar	Investor P43 P&I Remittance Oct 2010	$78,573
11/2/2010	Cenlar	Investor Z43 P&I Remittance Oct 2010	33,932
11/16/2010	New Mexico Bank & Trust	Wire Fee refund	425
11/18/2010	New Mexico Bank & Trust	Wire Fee refund	25
11/23/2010	Wells Fargo Bank	Credit Risk Advisor Fee	409
11/24/2010	Kokopelli Property Management	Deposit Refund	1,332
11/26/2010	Wells Fargo Bank	Credit Risk Advisor Fee	957
11/26/2010	Wells Fargo Bank	Credit Risk Advisor Fee	401
11/26/2010	US Bank	Credit Risk Advisor Fee	620
11/29/2010	Wells Fargo Bank	Reinvestment Income	272

		Total Cash Receipts	$116,946	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     11/1/2010     to     11/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

11/18/2010	15521	MIDCON Data Services LLC	Document Storage	$2,065
11/18/2010	15522	Pepper Hamilton LLP	Professional services	945
11/18/2010	15523	State of New Jersey	2010 Estimated Tax	500
11/18/2010	15524	State of New Jersey	Facilitation Fee	120

			Total Cash Disbursements	$3,630	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     11/1/2010     to     11/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
11/24/2010	State of New York	The State Insurance Fund refund	$60

		Total Cash Receipts	$60	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     11/1/2010     to     11/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     11/1/2010     to     11/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
11/5/2010	ACH	ADP Financial Services	Payroll processing	$133
11/19/2010	ACH	ADP Financial Services	Payroll processing	134

			Total Cash Disbursements	$267	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     11/1/2010     to     11/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx5856
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
10/31/2010	United States Treasury	2009 Federal Tax Refund	$346,409

		Total Cash Receipts	$346,409	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     11/1/2010     to     11/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
11/30/2010	New Mexico Bank & Trust	Interest Paid	$0

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     11/1/2010     to     11/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     11/1/2010     to     11/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

			Total Cash Disbursements	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     11/1/2010     to     11/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
11/30/2010	Bank of America	Interest	$9,454

		Total Cash Receipts	$9,454	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:      November 30, 2010

		Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B)		$112,526,088	$16,848,967
Accounts Receivable (from Form 2-E)		901,728	9,403,326
Receivable from Officers, Employees, Affiliates (2)		—	—
Inventory		—	—
Other Current Assets (List):	Prepaid expenses & retainers	1,277,475	4,807,453

	Accrued interest receivable	—	47,878

Total Current Assets		114,705,291	31,107,624

Fixed Assets:
Land		—	—
Building		—	—
Equipment, Furniture and Fixtures		1,201,340	1,201,340

Total Fixed Assets		1,201,340	1,201,340

Less: Accumulated Depreciation		1,167,928	533,109

Net Fixed Assets		33,412	668,231

Other Assets (List):	Restricted cash	—	201,432,689

	Mortgage servicing portfolio	—	87,104,385

	Investment in subsidiaries (3)	(6,000,000)	21,244,747

	Loan held for sale	2,015,230	8,359,404

	Deposits	3,605,000	300,000

TOTAL ASSETS		$114,358,933	$350,217,080

LIABILITIES
Post-petition Accounts Payable (from Form 2-E) (4)		$1,374,231	$—
Post-petition Accrued Professional Fees (from Form 2-E)		2,761,446	—
Post-petition Taxes Payable (from Form 2-E)		—	—
Post-petition Notes Payable		—	—
Other Post-petition Payable(List):	Contingent obligations (5)	3,296,251	—

		—

Total Post Petition Liabilities		7,431,928	—

Pre Petition Liabilities:
Secured Debt		—	—
Priority Debt		—	—
Unsecured Debt (3)		3,421,750,874	3,664,898,118

Total Pre Petition Liabilities		3,421,750,874	3,664,898,118

TOTAL LIABILITIES		3,429,182,802	3,664,898,118

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		3,640,741,359	3,640,741,359
Retained Earnings - Prepetition		(6,955,422,396)	(6,955,422,396)
Retained Earnings - Post-petition (6)		(142,832)	—

TOTAL OWNERS’ EQUITY		(3,314,823,869)	(3,314,681,037)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$114,358,933	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan.
(4)	Accounts Payable include $649,103 payable to CSI & RBS/Greenwich for the transfer of mortgage servicing rights associated with certain whole mortgage loans effective April 1, 2010. Balance includes monthly P&I received by THML after the transfer date, net of any advances paid by TMHL, as stipulated to by the parties.
(5)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(6)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From:      November 1, 2010      to      November 30, 2010

	Current Month	Post-petition Accumulated Total (1)

Operating Revenue
Interest income (2)	$9,455	$5,618,138
Mortgage servicing income	7,436	21,718,442

Net Operating Revenue	16,891	27,336,580

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	16,891	28,531,656

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	149,754	25,283,623
Rents and Leases	25,000	843,262
Depreciation, Depletion and Amortization	33,412	634,828
Other (list):	—	—
	—	—

Total Operating Expenses	208,166	27,657,103

Operating Income / (Loss)	(191,275)	874,553

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	(612)	12,742,097

Net Non-Operating Income / (Expenses)	(612)	16,110,999

Reorganization Expenses
Legal and Professional Fees	721,168	16,963,730
Other Reorganization Expense	45,910	505,705

Total Reorganization Expenses	767,078	17,469,435

Net Income / (Loss) Before Income Taxes	(958,965)	(483,883)

Federal and State Income Tax Expense / (Benefit) (5)	(345,909)	(341,051)

NET INCOME / (LOSS)	$(613,056)	$(142,832)

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $14.6 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $10.1 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes a $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. Due to the large 2009 operating losses for TMST, Inc. no tax liability was incurred.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     November 1, 2010     to     November 30, 2010

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance

Income Tax Withheld
Federal		$9,073	$9,073	11/12/2010	Wire	$—
	$—	8,101	8,101	11/29/2010	Wire	—

State	—	1,793	1,793	11/12/2010	Wire	—
		1,659	1,659	11/29/2010	Wire	—
			—

FICA Tax Withheld	—	885	885	11/12/2010	Wire	—
		842	842	11/29/2010	Wire	—

Employer’s FICA Tax	—	885	885	11/12/2010	Wire	—
		842	842	11/29/2010	Wire	—

Unemployment Tax
Federal	—	—	—			—

State	—	—	—			—
		—	—			—

Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax
Federal	—	—	—			—
State	—	500	500	11/18/2010	15523	—

TOTALS	$—	$24,580	$24,580			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2011	7/1/2011

General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2011	8/11/2011

Property (Fire, Theft) (1)	N/A

Vehicle (1)	N/A

Directors & Officers (Excess)	N/A

Directors & Officers (Primary)	N/A

Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2011	10/28/2011

(1)	Commercial Property and Vehicle coverage are included in the General Liability Commercial Package policy.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     11/1/2010     to     11/30/2010

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)

Under 30 days	$—		$860,113
30 to 60 days	—		685,518
61 to 90 days	—		332,121
91 to 120 days	—		622,037
Over 120 days	492,676		1,635,888
Unavailable	282,907	(3)

Total Post Petition	775,583

Pre Petition Amounts	126,145	(3)

Total Accounts Receivable	901,728
Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$901,728

Total Post Petition Accounts Payable			$4,135,677

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)

Debtor’s Counsel (2)	$—	$—	$—		$—
Debtor’s Special Counsel (3)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	—		191
Creditors’ Committee’s Counsel	100,000	22,934	68,229		114,499
Unsecured Creditors’ Financial Advisor	—	—	891		—
Chapter 11 Trustee (4)	—	75,000	—		975,000
Trustee’s Counsel	—	348,480	428,855		643,727
Trustee’s Financial Advisor	—	250,000	379,882		554,756
Trustee’s Tax Advisor (5)		—	33,429		14,555
Claims Agent	—	9,000	8,909		9,000

Total	$410,304	$705,414	$920,195		$2,761,446

* Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Retainer Balance, net of outstanding fees, was returned to TMST, Inc. on August 3, 2010
(3)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(4)	Chapter 11 Trustee commission is an estimate based on time spent performing the Trustee function at customary rates. The actual commission awarded is subject to Bankruptcy Court approval and will vary from the estimate.
(5)	The Chapter 11 Trustee was authorized to retain KPMG LLP to provide tax compliance and consulting services on May 26, 2010 pursuant to their February 26, 2010 engagement letter. Payments for services rendered prior to February 28, 2010 are reported pursuant to the Ordinary Course Professional Compensation Procedures.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     11/1/2010     to     11/30/2010

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended:     November 30, 2010

QUARTERLY DISBURSEMENT CALCULATION

		TMST, Inc., et al.
1.	Disbursements made in calendar quarter
	October 2010	$1,290,560
	November 2010	1,055,474
	December 2010

	Quarterly Total	$2,346,034

FEE SCHEDULE

Quarterly Disbursements	Fee

$0 to $14,999	$325
$15,000 to $74,999	$650
$75,000 to $149,999	$975
$150,000 to $224,999	$1,625
$225,000 to $299,999	$1,950
$300,000 to $999,999	$4,875

Quarterly Disbursements	Fee

$1,000,000 to $1,999,999	$6,500
$2,000,000 to $2,999,999	$9,750
$3,000,000 to $4,999,999	$10,400
$5,000,000 to $14,999,999	$13,000
$15,000,000 to $29,999,999	$20,000
$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calandar quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of October 31, 2010

Post Petition		Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)		8/7/2009	$98	$—	$—	$—	$—	$98	$—
Reimbursement Simmons_FedEx (1)		8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)		9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co		10/15/2009	492,482	—	—	—	—	492,482	—
Borrower Escrow Advance Balance	(2)	Various	273,672	—	—	—	—	—	273,672
Borrower Corporate Advance Balance	(2)	Various	9,172	—	—	—	—	—	9,172
Borrower Inspection Fees	(2)	Various	63	—	—	—	—	—	63

Total Post Petition Accounts Receivable			$775,583	$—	$—	$—	$—	$492,676	$282,907

Pre Petition		Date	Amount
Thomas G. Ennis, Premium Recapture		4/30/2009	6,887
Borrower Escrow Advance Balance	(2)	Various	119,108
Borrower Inspection Fees	(2)	Various	150

Total Pre Petition Accounts Receivable			$126,145

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of November 30, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick, Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick, Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick, Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick, Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	—	1,875
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	60,000	—	—	—	—	60,000
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	—	—	29,989
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	—	—	—	4,450
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	—	—	75,000
Protiviti Inc.	02/28/10	191	—	—	—	—	191
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	—	—	—	1,893
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	03/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	04/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	04/30/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	05/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	05/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	05/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	06/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	06/30/10	75,000	—	—	—	—	75,000
Cenlar	06/30/10	3,559	—	—	—	—	3,559
Thornburg Mortgage Advisory Co	06/30/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	07/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	07/31/10	75,000	—	—	—	—	75,000
Cenlar	07/31/10	22,761	—	—	—	—	22,761

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of November 30, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	07/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	08/01/10	5,775	—	—	—	—	5,775
Credit Suisse International	08/24/10	317,285	—	—	—	317,285	—
RBS/Greenwich	08/24/10	87,805	—	—	—	87,805	—
Chapter 11 Trustee_Joel I. Sher	08/31/10	75,000	—	—	—	75,000	—
Cenlar	08/31/10	419	—	—	—	419	—
Credit Suisse International	08/31/10	84,581	—	—	—	84,581	—
RBS/Greenwich	08/31/10	29,372	—	—	—	29,372	—
Thornburg Mortgage Advisory Co	08/31/10	27,575	—	—	—	27,575	—
American Stock Transfer & Trust	09/01/10	5,775	—	—	5,775	—	—
LuciData, Inc.	09/20/10	19,500	—	—	19,500	—	—
Chapter 11 Trustee_Joel I. Sher	09/30/10	75,000	—	—	75,000	—	—
Goldin Associates, LLC	09/30/10	47,449	—	—	47,449	—	—
Quinn Emanuel Urquhart Oliver & Hedges	09/30/10	2,404	—	—	2,404	—	—
Shapiro Sher Guinot & Sandler	09/30/10	48,650	—	—	48,650	—	—
Tydings & Rosenberg LLP	09/30/10	1,432	—	—	1,432	—	—
Cenlar	09/30/10	183	—	—	183	—	—
Credit Suisse International	09/30/10	74,311	—	—	74,311	—	—
RBS/Greenwich	09/30/10	32,417	—	—	32,417	—	—
Thornburg Mortgage Advisory Co	09/30/10	25,000	—	—	25,000	—	—
American Stock Transfer & Trust	10/01/10	5,775	—	5,775	—	—	—
Chapter 11 Trustee_Joel I. Sher	10/31/10	75,000	—	75,000	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	10/31/10	13,217	—	13,217	—	—	—
Shapiro Sher Guinot & Sandler	10/31/10	246,597	—	246,597	—	—	—
Tydings & Rosenberg LLP	10/31/10	14,513	—	14,513	—	—	—
Cenlar	10/31/10	24,779	—	24,779	—	—	—
Credit Suisse International	10/31/10	18,248	—	18,248	—	—	—
Goldin Associates, LLC	10/31/10	257,307	—	257,307	—	—	—
RBS/Greenwich	10/31/10	5,082	—	5,082	—	—	—
Thornburg Mortgage Advisory Co	10/31/10	25,000	—	25,000	—	—	—
American Stock Transfer & Trust	11/01/10	5,775	5,775	—	—	—	—
Bravo Technical Resources	11/10/10	10,661	10,661	—	—	—	—
Bravo Technical Resources	11/16/10	692	692	—	—	—	—
FedEx	11/19/10	39	39	—	—	—	—
FedEx	11/19/10	53	53	—	—	—	—
TMST Employee	11/19/10	35	35	—	—	—	—
TMST Employee	11/20/10	369	369	—	—	—	—
LuciData, Inc.	11/22/10	462	462	—	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of November 30, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
FrontBridge Technologies, Inc.	11/23/10	2,575	2,575	—	—	—	—
Moving Solutions	11/24/10	669	669	—	—	—	—
ADP, Inc.	11/26/10	91	91	—	—	—	—
RR Donnelley	11/29/10	1,300	1,300	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	11/30/10	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	11/30/10	9,000	9,000	—	—	—	—
Goldin Associates, LLC	11/30/10	250,000	250,000	—	—	—	—
KPMG LLP	11/30/10	14,555	14,555	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	11/30/10	13,000	13,000	—	—	—	—
Shapiro Sher Guinot & Sandler	11/30/10	348,480	348,480	—	—	—	—
Tydings & Rosenberg LLP	11/30/10	9,934	9,934	—	—	—	—
Bravo Technical Resources	11/30/10	4,691	4,691	—	—	—	—
Cenlar	11/30/10	56,399	56,399	—	—	—	—
FTI Consulting, Inc.	11/30/10	4,600	4,600	—	—	—	—
Iron Mountain Information Management	11/30/10	362	362	—	—	—	—
Iron Mountain Information Management	11/30/10	914	914	—	—	—	—
Thornburg Investment Management	11/30/10	14	14	—	—	—	—
Thornburg Mortgage Advisory Co	11/30/10	25,000	25,000	—	—	—	—
TMST Contract Employee	11/30/10	1,300	1,300	—	—	—	—
Walsh, Anderson, Brown, Gallegos and Green, P.C.	11/30/10	542	542	—	—	—	—
Payroll Accrual	11/30/10	23,600	23,600	—	—	—	—

Post Petition Accounts Payable		4,135,677	860,113	685,518	332,121	622,037	1,635,888

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending November 30, 2010

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.